Exhibit 13.2

Certification by the Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Vimicro International Corporation (the “Company”) on Form 20-F for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jinming (Jimmy) Dong, Chief Controller of the Company, who is responsible for accounting matters and internal control over financial reporting, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2015

By:	/s/ Jinming (Jimmy) Dong
	Name:	Jinming (Jimmy) Dong
	Title:	Chief Controller